Exhibit 99.1

Investor Presentation Third Quarter 2019

2 Table of Contents We believe our expertise, differentiation and the value we can provide to a customer will result in sustainable profitability over the long term. Larry Hannon, Co - Founder & CEO 03 Summary Information 04 The ProSight Story 08 Business Execution 17 Financial Strength 23 Appendix

# Summary Information

## We are PROS

- **Founded in 2009**
  - Began generating GWP in 2011
- **Headquartered in Morristown, NJ**
  - Five office locations nationwide
- **392 employees across the U.S.**
- **Publicly traded on the NYSE under ticker symbol "PROS"**

| Adjusted Operating ROE[1] | Market Cap[2] | Annual Gross Written Premium (TTM)[3] |
|---|---|---|
| 12.1% | $694M | $858M |
| (Q3 YTD) | (stock price: $16.14/share) | |

**Customer Segments**
**8**
(as of 3Q 2019)

**Niche Programs**
**39**
(as of 3Q 2019)

**Rating**
**A- (Excellent)**
by A.M.Best

[1] Adjusted operating ROE is a non-GAAP measure. See Appendix for reconciliation of net income to adjusted operating income
[2] Market cap calculated off of closing stock price on November 7, 2019
[3] As of September 30, 2019 and excludes terminated niches and other. Other for 3Q 2019 (TTM) GWP was $82M. Other includes GWP from certain niches that are no longer part of our ongoing business. All GWP from exited niches are included in "Other" which consists of (i) primary and excess workers' compensation coverage for Self-Insured Groups (ii) niches exited prior to 2018, many with a concentration in commercial auto, (iii) fronting arrangements in which all premium written is ceded to a third party, (iv) participation in industry pools, and (v) emerging new business customer segments.

ProSight

3

The ProSight Story Who we are, where we’ve been, and how we make a difference

5 Expert Pro fessionals Providing In Sight ful Solutions Our focus on alignment by customer niche is how we make a difference • Our team - oriented, results - driven culture is built around supporting our customers • Focus on customer niches: refined homogeneous groups of customers with limited fragmentation • Differentiate through innovative products, services and third - party solutions • Our underwriting expertise helps drive our profitability • We strive to provide the best customer experience in the business — coupling technology with a human touch • Partner with expert, limited distribution and institutionalize those relationships OUR FOUNDING PRINCIPLES ProSight was built on the foundation that insurance companies can, and should, provide valuable solutions to customers — solutions that truly address customers’ unique business needs. What we BELIEVE • Our structure and expertise around the customer niche enable us to create solutions for our customers that help their business thrive • We deliver our offerings through limited and expert distribution partners specific to each customer niche • Our profit - first underwriting philosophy and disciplined approach to growth contribute to our financial strength What we DO We are PROS Our Story

# Our Management Team

A leadership team with **deep industry expertise** built from **decades of diverse experience:**

MARSH · Prudential · AXA · NFL · AON · First American · Fireman's Fund · Deloitte. · Freddie Mac · TESLA · CNA · GE · CHUBB · Cigna. · Liberty Mutual.



**Larry Hannon**
Co-Founder & CEO



**Ric Victores**
Chief Sales & Marketing Officer



**Kari Hilder**
Chief HR Officer



**Kevin Topper**
Customer Segment President



**Rob Bednarik**
Customer Segment President



**Bob Bailey**
Co-Founder & CUO



**Darryl Siry**
Chief Tech & Ops Officer



**Lee Kraemer**
Chief Actuarial Officer



**Erin Cullen**
Customer Segment President



**Joe Finnegan**
Customer Segment President



**Buddy Piszel**
Chief Financial Officer



**Vivienne Zimmermann**
Chief CX Officer



**Nestor Lopez**
Chief Information Officer



**Frank Papalia**
Chief Legal Officer



**Donna Biondich**
Chief Claims Officer



**Lee Lloyd**
Field Operations Officer

ProSight
6

7 Our History How we’ve grown and why we’re poised to take the next step. 2009 Founded by Joe Beneducci, CEO Larry Hannon, COO Bob Bailey, CUO 2010 Goldman Sachs & TPG Invest Funds in ProSight Acquired NYMagic for $230M 2011 GWP Surpasses $200M 2011 ProSight Opens Glendale CA Office 2013 GWP Surpasses $500M 2014 Featured on Inc. 5000 List of Fastest - Growing Private Companies 2015 GWP Surpasses $750M 2017 GWP Surpasses $830M 2019 Larry Hannon Named President & CEO 2010 ProSight Opens Morristown NJ Office 2016 ProSight Online for Customers Launches 2017 ProSight Launches Direct Bill for Customers 2013 ProSight Premiere Policy Launches 2019 ProSight Completion of IPO under ticker “PROS” 2019 ProSight Opens Ft. Lauderdale FL Office 2011 ProSight Opens New York NY Office 2012 GWP Surpasses $350M

Business Execution Designed around the customer to deliver results

# Niche Focused Specialty Franchise

**Diversified portfolio with 8 customer segments and 39 specialty niches[1].**

**Transportation**
**$125 million**
- Charter Bus
- Intermodal Transportation
- Propane & Fuel Dealers
- School Bus
- Taxis

**Media & Entertainment**
**$150 million**
- Live Entertainment
- Film
- Motor Sports
- Country Clubs
- **Aquatic Recreation (NEW)**

**Sports**
**(New Customer Segment)**
- Motor Sports
- Country Clubs
- Aquatic Recreation

**Real Estate**
**$158 million**
- Builders Risk
- Hotels
- Manufactured Housing
- MetroBuilders
- Property Managers
- Residential
- **Self Storage (NEW)**

**Professional Services**
**$114 million**
- Accountants
- Credit Unions
- Customs Brokers
- Lawyers
- Pest Control



17%
13%
15%
8%
13%
19%
15%

**Construction**
**$113 million**
- Construction Managers
- Cranes
- Federal Contractors
- Luxury Home Builders
- Marine Contractors
- Scaffolding
- Specialty Trade Contractors

**Consumer Services**
**$128 million**
- Auto Dealers
- Franchise Equipment Dealers
- Professional Employer Organizations
- Restaurants, Bars and Taverns
- Social Services
- **Parking Facilities (NEW)**
- **Snow & Ice Mgmt (NEW)**

**Marine & Energy**
**$70 million**
- Ocean Marine
- Petroleum Services
- Solar Contractors

## GWP: $858M[2]

(trailing twelve months)

[1] As of September 30, 2019
[2] Excludes terminated niches and other. Other 3Q 2019 (TTM) GWP was $82M.

ProSight

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# Flexible Distribution Model

**We can reach the customer in various ways: MGUs, retailers, wholesalers, and direct.**

Customers → Limited & Preferred Distribution Partners



Retail
32%
Wholesale
13%
MGU
55%

[ Breakdown of GWP (%) ]

- 16 niches[1]
- Agency contracts appointed for 1 niche
- Joint marketing to build brand awareness
- ProSight maintains all underwriting authority

- 3 niches[1]
- ProSight maintains all underwriting authority
- Aggregation play consistent with customer behavior

- 20 niches[1] with 17 MGUs
- Each provides exclusivity of some kind
- IP is mutually shared while appointed
- ProSight maintains parameters and determines guidelines around all claims
- ProSight controls underwriting guidelines and reinsurance purchasing

## Key Model Highlights

- No channel conflict
- ~100 total distribution partners
- > 70% GWP on exclusive basis
- Ability to write business direct

NOTE: Percentages are based on existing customer segment GWP.
[1] TTM as of September 30, 2019.

ProSight

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# Differentiators That Matter

## Our customers are unique, so our solutions need to be too.

We believe our "**differentiators"** are unique to ProSight and deepen our relationship with the customer. They are built to improve retention of business, and are part of our competitive moat.

Often developed by ProSight in conjunction with customers and distribution partners, these differentiators are designed to provide customer value by protecting and enhancing their business.

**Customer focus + differentiation = real value for customers**

***"We take a disciplined approach to our growth, choosing to enter niches where our differentiation matters to a customer."***

— **Bob Bailey,** Co-Founder & CUO

**Some differentiator examples include:**

**SecureFleet®**
A customizable video safety system designed to help enhance operational efficiency, reduce litigation costs, and improve driver behavior.

*Available in Charter Bus, Cranes, Intermodal Transportation, Petroleum Services and Taxis niches.*

**Music Mends℠**
An endorsement that provides partial indemnity for bands or performers whose tour schedule was interrupted by an act of terror, enabling them to circle back and play for the affected community.

*Available in Live Entertainment niche.*

**R.I.C.H℠ Coverage**
Our complimentary R.I.C.H. (release of information during construction of customer's home) endorsement that provides insureds with the means to resolve an incident, while protecting against reputational harm.

*Available in Construction Managers, MetroBuilders, and Luxury Home Builders niches.*

**PolicyTracks℠**
Enables general contractors to collect and track subcontractor policies, insurance certificates, endorsements and subcontractor agreements.

*Available in Construction Managers, MetroBuilders, and Luxury Home Builders niches.*

ProSight
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# Customer Experience Built for Today

**Designed for what our customers need.**

| Claims Reporting | **Strive to provide best-in-class service**<br>• **Rapid Emergency Response:** On hand expert emergency service sent to mitigate damage<br>• **ProSight Mobile:** Fast and simple incident reporting from any device |
|---|---|
| 24 / 7 Portal Access | **Our systems are built to be accessible**<br>• **ProSight Online:** Powerful online customer portal for insureds and partners<br>• **ProSight Premiere:** Fully custom policy administration & billing system |
| Contact Center | **There to help our customers**<br>• **Over 99%** "Awesome / Good" customer experience rating[1]<br>• **Unscripted Support**—licensed, real and ready to help |

## Real Testimonials

Our goal is to provide our insureds and partners with the best service possible.

*"I expect and always receive outstanding service from ProSight Claims, but this was easy, seamless, and better than outstanding! Thank you!"*

— **Claire B,** Broker

*"We are thrilled with the updates you've made to your systems. We feel like this will cut down on a lot of our follow-ups to the insureds after they submit a loss."*

— **Stephanie B,** Partner

*"Every time I call ProSight, it is a wonderful experience; from the patience they offer to answering all of my questions to the enthusiasm they have over the phone."*

—**Armani L,** Broker

[1]92% "Awesome" rating and 7% "Good" rating based on 9M19 Qualtrics Survey Data

ProSight
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SYSTEMS INCLUDE 13 Innovative Proprietary Technology Platform Developed by us, for us, with the customer experience in mind • Modern, scalable, and digitally - enabled technology platform that simplifies and improves the insurance buying process and user experience, while allowing us to better manage our business. • Utilize modern systems: We employ a single policy administration/billing system, incident - reporting system, and reinsurance system • Proprietary dashboards deliver insight for day - to - day business decisions on a real - time basis • Strong mobile development capabilities allow customers and agents to interact with us easily and efficiently Customer Focused ProSight Online Customer Policy Access ProSight Mobile Incident Reporting App ProSight API Application Programming Interface ProSight Direct Direct - to - Customer Platform Underwriting / Operational ProSight Premiere Policy Administration & Billing ClimberPortal Employee Training & Development PATI ProSight Artificial Textual Intelligence Chatbot ProSight Climber GPS Financial Monitoring & Reporting “ProSight’s technology and operational platform drives efficiency while supporting the unique needs of our niche business strategy and delivering a tailored experience for customers.” — Darryl Siry, Chief Technology & Operations Officer

14 “We constantly evaluate our underwriting portfolio to ensure it is best positioned for long - term profitability.” — Larry Hannon, Co - Founder & CEO

# Profitable Underwriting

## We focus on profitable underwriting, including loss ratio stability and a goal of expense ratio improvement

- Inception-to-date (2011 to 3Q 2019) GAAP loss ratio of 63.9% for all business and 61.3% for existing customer segments
- Selective entry (and exit) of niches is a part of our underwriting strategy
- Purposeful historical low catastrophic loss exposure[1]—since 2011, catastrophic losses[1] have averaged less than 1.0 basis point.
- ProSight expects 200 basis points of expense ratio improvement by YE 2022

### Loss Ratio



Calendar Year Loss Ratio
Accident Year Loss Ratio
Catastrophic Loss
72.4%
63.5%
1.2%
63.9%
61.0%
1.3%
59.6%
60.3%
0.5%
60.0%
60.7%
0.0%
61.4%
61.7%
0.5%
2016
2017
2018
9M18
9M19

### Diversified by Line of Business

87% - Casualty[2]
13% - Property[1]

83% - Admitted[2]
17% - Non-Admitted (E&S)[2]



Umbrella 6%
General Liability 30%
Prof. Liability 6%
Property 13%
Commercial Auto 22%
Primary Workers Comp 13%
Misc. Lines 10%

### Expense Ratio[3]



35.8%
34.9%
37.0%
37.1%
36.8%
2016
2017
2018
9M18
9M19

[1]Catastrophe losses and LAE are any one claim, or group of claims, equal or greater than $1M related to a single PCS® designated catastrophe event.
[2]GWP as of Q3 YTD
[3]Expense ratio shown is Adjusted Expense Ratio. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix

NOTE: Loss Ratios as presented, adjusted for Whole Account Quota Share, except where otherwise noted. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix

ProSight

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$55.0 $73.4 $100.7 $95.0 $94.4 $106.3 $56.7 $65.8 $64.6 $121.5 $136.7 $146.0 $79.8 $112.6 $110.3 $102.1 $132.0 $130.5 $99.7 $98.5 $112.5 2016 2017 2018 Transportation Real Estate Professional Services Media and Entertainment Marine and Energy Consumer Services Construction $609.8M 1 $713.3M 1 $770.9M 1 16 Strong Premium Growth 1 Existing customer segment only; actual GWP are $772M for 2016, $836M for 2017, and $895M for 2018; $673M for 3Q 2018 and $718 M f or 3Q 2019 2 CAGR for actual GWP from 2016 to 2018 is 7.7%. Growth for actual GWP 9M2018 to 9M2019 is 6.7% Future growth within any niche or customer segment considers profitability first . ProSight employs a rigorous process to identify if/when growth is justified and react quickly once a decision is made. Growth in Existing Niches New Customer Segments New Niches in Existing Customer Segments WE GROW IN THREE WAYS: $72.0 $83.1 $80.1 $100.9 $49.6 $54.9 $109.8 $113.6 $82.3 $85.7 $91.5 $116.9 $83.5 $95.7 9M18 9M19 Existing Customer Segments Only $568.8M 1 $650.8M 1

Financial Strength Our backbone for sustainable value creation (updated for 3Q 2019)

38% 15% 24% 2% 3% 6% 12% General Liability Commercial Auto Excess WC Property Misc Lines Prof Liability Primary WC Net Loss Reserve Detail at 9/30/2019 ($ in millions) 18 Prudent Loss Reserve Position Sound loss reserve position • Total net loss reserves of $1.3 billion • Exited niches excluding Excess Workers’ Compensation business ($54.1M of net loss reserves) and A&E exposures ($13.4M of net loss reserves) are not significant to aggregate reserves • Duration of loss reserves: 5.0 years 1,301.2 54.1 19.2 13.4 Total Net Loss Reserves Exited Niches UK Exposure A&E Exposures Exited Exposures 0.7% 0.8% 0.8% 0.7% 0.2% 2.4% (1.9%) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Net Loss Reserves by Line of Business (%) Net Reserve Development 1Q18 - 3Q19 (fav / (unfav) %) NOTE: All financial information as of Sept 30, 2019, unless otherwise noted. ** The ratio above represents development over NEP for the quarter

19 Diversified & Conservative Investment Portfolio • $2.1 billion conservatively managed investment portfolio • Predominantly fixed income securities (94.1% of cash and total investments) • Greater than 60% of fixed income securities rated “A” or better and a 3.0 year weighted average duration • 18.5% portfolio CAGR from 2016 through 3Q19 • 3.5% net yield Fixed Income Securities 94.1% Short - term Investments 0.7% Cash and Cash Equivalents 1.5% Commercial Levered Loans 0.7% Limited Partnerships and LLCs 3.0% U.S. Gov't & Gov't Agency 3.9% Corporate Securities 68.3% Municipals 0.7% ABS 4.2% CLO 8.9% CMBS 3.5% RMBS 10.5% A 33.5% AA 16.5% AAA 10.6% BBB 30.2% Below BBB/ Not Rated 9.2% 28.1 36.2 56.0 43.3 51.5 2016 2017 2018 9M18 9M19 NOTE: All financial information as of Sept 30, 2019, unless otherwise noted. Maximizing investment income while minimizing volatility Net Investment Income ($ in millions) Investment Portfolio Composition Fixed Income Securities (by type) Fixed Income Securities (by rating) NOTE: ProSight outsources investment management to leading 3 rd - party fixed income managers.

20 Shareholder Value Creation Sustainable and consistent financial trajectory • Strong low double - digit ROE over past two years • Debt - to - capital position allowing for capital strategy flexibility • NWP - to - Equity of 1.6x • Capital Raise of ~$52M from IPO (July 2019) • Debt - to - capital position decreased from 31.9% in 2018 to 23.7% 3Q 2019 $0.41 $0.37 $1.40 $1.00 $1.03 2016 2017 2018 9M18 9M19 1 Adjusted operating income and adjusted operating ROE are non - GAAP measures. See Appendix for reconciliation of net income to adjusted operating income. Adjusted Operating Income 1 per Diluted Share ($) Book Value per Diluted Share ($) Adjusted Operating Return on Equity 1 (%) - 3.6 3.7 14.4 12.1 2016 2017 2018 9M19 $ 10.55 $ 9.53 $ 9.88 $ 9.73 $ 11.73 2016 2017 2018 9M18 9M19

5.8 x 4.0 x 2.1 x 1.6 x 1.6 x 1.5 x 1.3 x 1.2 x KNSL RLI WRB JRVR AFG MKL PROS ARGO 21 Compelling Valuation Relative to Peers KNSL AFG RLI WRB JRVR ARGO MKL PROS 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 0.0% 5.0% 10.0% 15.0% Price 1 / Current Book Value Per Share 2 2020 Consensus ROE 2020E Consensus ROE Expectations (%) Price 1 / Current Book Value Per Share 2 Price 1 / 2020E Consensus EPS “Our commitment to delivering valuable solutions to customers reflects our potential to generate double - digit premium growth, ROE and book value growth over the long term” — Larry Hannon, Co - Founder & CEO 13.8% 12.0% 11.3% 11.0% 8.2% 7.9% 6.1% 4.7 % KNSL AFG RLI PROS WRB JRVR ARGO MKL 36.7 x 36.3 x 29.4 x 23.2 x 19.8 x 18.5 x 12.4 x 10.9 x RLI KNSL MKL WRB JRVR ARGO AFG PROS 1 Price is as of December 31, 2019 2 Book value is as of September 30, 2019 NOTE: Competitor and estimate data from FactSet

22 Disclaimer Important Notice This presentation contains forward - looking statements. Forward - looking statements include statements relating to future developm ents in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward - looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “should,” “seek,” and other words and term s o f similar meaning. Forward - looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our c ontrol. We caution you that forward - looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward - looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, ar e consistent with the forward - looking statements contained in this presentation, those results or developments may not be indicative of resul ts or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we exp ect , and it is not possible for us to predict all of them. For a discussion of some of the risks and important factors that could affect ou r future results and financial conditions, see our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the ri sks and uncertainties included under the caption “Risk Factors”. Except as required by law, we undertake no obligation to publicly u pda te any forward - looking statements, whether as a result of new information, future events or otherwise. Presentation of Financial Information This presentation includes certain “non - GAAP” financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in th e United States (“GAAP”). The non - GAAP financial measures used in this presentation are adjusted operating income, adjusted operating ret urn on equity, and adjusted loss ratio. These non - GAAP financial measures should not be considered in isolation or viewed as a substit ute for their most directly comparable GAAP figures. Other companies may calculate such non - GAAP financial measures differently. Accordingly, these measures may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of thes e n on - GAAP financial measures to the most comparable GAAP figures.

Appendix Q3 2019

24 Contacts Media & Public Relations Joe Hathaway 973 - 532 - 1706 jhathaway@prosightspecialty.com Investor Relations Dean Evans 862 - 505 - 5187 devans@prosightspecialty.com

25 Balance Sheet Note: For informational purposes only and should be read in conjunction with documents filed by ProSight Global, Inc. with th e S ecurities and Exchange Commission, including the most recent prospectus on Form S - 1 and Quarterly Reports on Form 10 - Q. Unaudited

26 Income Statement NOTE: Quarterly income statement reported, not audited. Unaudited

27 Non - GAAP Reconciliation NOTE: Quarterly income statement reported, not audited. Unaudited Unaudited

28 Supplementary Underwriting Information NOTE: Quarterly income statement reported, not audited. Unaudited

29 Factors Impacting the Results of Operations (WAQS) NOTE: Quarterly income statement reported, not audited. Unaudited

30 Share & Per Share Information NOTE: Quarterly income statement reported, not audited. Unaudited